Exhibit 10.15

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER ANY STATE SECURITIES LAWS.  THIS WARRANT AND THE UNDERLYING SHARES UPON ITS EXERCISE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF.  NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE MAY BE SOLD, OFFERED FOR SALE, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL THAT SUCH PROPOSED TRANSFER DOES NOT VIOLATE THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

Warrant No. -1-
Date of Issuance: August 1, 2015	Number of Shares: As Determined Below

COMMON STOCK PURCHASE WARRANT

THIS WARRANT (the “Warrant”) CERTIFIES THAT, for value received, WILLIAM W. UCHIMOTO LAW, or its Permitted Assigns (the “Holder”) is entitled to subscribe for and purchase from CHINA YCT INTERNATIONAL GROUP, INC. (the “Company”) the number of shares (the “Shares”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”), determined as set forth in Section 1. below, at the purchase price per share determined in accordance with Section 1. below (the “Initial Exercise Price”), subject to the provisions and upon the terms and conditions set forth in this Warrant.

          1.             Number of Shares; Exercise Price; Term; Termination.  The Initial Exercise Price at which this Warrant may be exercised has been determined by the volume weighted average price of the Company’s common stock over the ten trading day period immediately prior to July 1, 2015.  The Company and the Holder agree that the Initial Exercise Price is $0.36 per share. This Warrant, when issued, will be held in escrow by the attorney for the Company (the Escrow Agent), and will be released to the Holder on the date that the Company receives a Notice that its Common Stock has been approved for listing on The NASDAQ Stock Market or such other mutually agreeable U.S. registered national securities exchange.  The number of Shares of Common Stock into which this Warrant may be issued will equal six percent (6%) of the total issued and outstanding shares (on a fully diluted basis) of the Company’s common stock on the date of the Notice.  Notwithstanding the above, the Company has no obligation to deliver this Warrant to the Holder if the Company has not received the Notice on or before July 13, 2016, which date is one year after the Company filed its Annual Report on Form 10-K for the fiscal year ended March 31, 2015.  The Warrants shall expire on the fifth anniversary of their issue date, i.e., on July 1, 2020.  The Company’s common stock shares underlying the Warrants shall receive piggy-back registration rights and not be subject to any trading lock-up once issued.  The Warrants shall be transferable at the sole election of the Holder.  The Company will inform the Holder of the contact information for the Escrow Agent, and shall facilitate promptly any changes in the beneficial named holders of this Warrant after being directed by the Holder.

2. Method of Exercise; Net Issue Exercise.

(a)           Method of Exercise; Payment.  This Warrant may be exercised by the Holder, in whole or in part and from time to time, by surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company, by cash, certified check, wire transfer of immediately available funds, cancellation of indebtedness, cancellation of Shares as provided in Section 2(b), or any combination of any of the foregoing, of an amount equal to the Exercise Price for the number of Shares then being purchased.

(b) Net Issuance. In lieu of paying cash, the Holder may elect to pay the Exercise Price for the number of Shares then being purchased by cancellation of Shares computed using the following formula:

X= Y(A-B)
A

Where:
X =	the number of shares of Common Stock to be issued to the Holder
Y =	the number of shares of Common Stock purchasable under this Warrant
A =	the fair market value of one share of Common Stock
B =	the Exercise Price (as adjusted to the date of such calculations)
For purposes of this Section 2(b), the “fair market value” per share of the Common Stock shall mean:

(i)           If the Common Stock is traded on a national securities exchange, including NASDAQ, the fair market value shall be the last reported sale price of the Common Stock on such exchange on the business day before the effective date of exercise of this Warrant or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange;

(ii)           If the Common Stock is not so listed, the fair market value shall be the mean of the last bid and asked prices reported on the business day before the effective date of exercise of this Warrant on the market where the Company’s common stock is most actively traded; and

(iii)           If the Common Stock is not so listed and bid and ask prices are not reported, the fair market value shall be the price per share that the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the Holder.

(c)           Issuance of Certificates; Issuance of New Warrant.  The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.  In the event of any exercise of this Warrant, if the Shares are certificated, certificates for the Shares so purchased shall be delivered to the holder of this Warrant as soon as possible and in any event within thirty (30) days of receipt of such notice, together with (unless this Warrant has been fully exercised or expired) a new warrant in the same form representing the portion of Shares, if any, with respect to which this Warrant shall not have been exercised.

3.           Shares Fully Paid.  All Shares that may be issued upon the exercise of this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

4.           Adjustments to Exercise Price and Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth below upon the occurrence of certain events described herein.

(a)                  Number of Shares.  The number of Shares that the Holder shall be entitled to receive upon exercise of this Warrant shall be determined by multiplying the number of Shares that would otherwise (but for this Section 4) be issuable upon such exercise, as designated by the Holder pursuant to Section 2(a), by a fraction, (i) the numerator of which is the Initial Exercise Price and (ii) the denominator of which is the Exercise Price in effect on the date of such exercise.  The “Exercise Price” shall mean the Initial Exercise Price, as adjusted pursuant to this Section 4.

(b)                  Reclassification or Merger.  In case of any reclassification, change or conversion of the Shares issuable upon exercise of this Warrant (other than as a result of a subdivision or combination), or in case of any merger of the Company with or into another  entity (other than a merger with another entity in which the Company is the continuing entity and that does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing entity, as the case may be, shall execute a new warrant (in form and substance satisfactory to the holder of this Warrant) providing that the Holder shall have the right to exercise such new warrant and upon such exercise to receive, in lieu of each Share issuable upon exercise of this Warrant, the kind and amount of securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Common Stock.  Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(b) shall similarly apply to successive reclassifications, changes, and mergers.

(c)                  Subdivision or Combination of Shares.  If the Company at any time while this Warrant is outstanding and unexpired shall subdivide or combine its Common Stock, the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

(d)                  Stock Dividends.  If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Common Stock, then (i) the Exercise Price shall be decreased, from the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such date of determination, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such date of determination after giving effect such dividend or distribution, and (ii) the number of Shares issuable upon exercise of this Warrant shall be proportionately adjusted.

(e)                  Notice of Adjustments.  Whenever the Exercise Price or the number of Shares is adjusted pursuant to the provisions of this Section 4, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment.

5.           No Impairment.  The Company will not, by amendment of its certificate of incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

6.           Notices of Record Date.  In the event of any taking by the Company of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any equity or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other entity, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, then, in connection with each such event, the Company shall mail to the Holder at least fifteen (15) days prior written notice of the date on which any such record is to be taken for the purpose of such dividend, distribution, right(s) or vote of the stockholders.  Each such written notice shall specify the amount and character of any such dividend, distribution or right(s), and shall set forth, in reasonable detail, the matter requiring any such vote of the stockholders.

7.           Fractional Shares.  No fractional shares of Common Stock will be issued in connection with any exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor based upon the per share fair market value of the Common Stock on the date of exercise.

8. Compliance with Securities Act; Disposition of Warrant.

(a)           Compliance with Securities Act.  The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act.  All Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, OR (ii) AN OPINION OF COUNSEL FOR THE HOLDER IN A FORM ACCEPTABLE TO THE COMPANY'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

(b)           Transfer of Warrant and Shares.  Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the Holder to any Affiliate of the Holder (“Permitted Assigns”); provided such transfer is made in compliance with applicable federal and state securities laws.  The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

9.           Rights as Stockholder.  Except as set forth herein, the Holder shall not, by virtue of holding this Warrant, be entitled to vote upon any matter submitted to stockholders at any meeting of the stockholders of the Company, or to receive notice of meetings, or be deemed the holder of shares of Common Stock until this Warrant shall have been exercised and the Shares purchasable upon such exercise shall have become deliverable, as provided herein.

10. Definitions.

“Affiliate” means, with respect to any party, any entity controlling, controlled by or under common control with such party. For purposes of this definition, “control” means, with respect to any entity, the Chi, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities (or other ownership interest) or otherwise.

“Grant Date” means the Date of Issuance.

11.           Modification and Waiver.  This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

12.           Notices.  All notices and other communications required or permitted under this Warrant shall be in writing and shall be shall be sent via email, nationally recognized overnight courier service or mailed by certified or registered mail, postage prepaid, return receipt requested, addressed to such party’s address as set forth below:

if to the Company:	China YCT International Group, Inc.
c/o Shandong Spring Pharmaceutical Co., Ltd.
Economic Development Zone
Gucheng Road
Sishui County
Shandong Province, PR China
Email: zc_shao@126.com
Attention: Yan Tinghe

if to the Holder:	William W. Uchimoto Law
613 Cascades Court
Berwyn, PA 19312-1980
Email: wwuchimoto@gmail.com
Attention: William W. Uchimoto

or such other address as such party may give the other party in writing pursuant to this Section 12. Any notice sent in accordance with this Section 12 shall be deemed given on the date of transmission, if sent via facsimile, on the following business day if sent via nationally recognized overnight courier service, or after three (3) business days if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested.

13.           Binding Effect on Successors.  This Warrant shall be binding upon any successor to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.  All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

14.           Lost Warrants or Stock Certificates.  The Company covenants to the Holder that upon receipt of evidence reasonable satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate issued upon exercise hereof and, in the case of any mutilation, upon surrender and cancellation of this Warrant or such stock certificate, the Company shall make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

15. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

16.            Governing Law. The validity and construction of this Warrant shall be determined according to the laws of the State of New York applicable to contracts executed and performed within that state, without regard to conflicts of law provisions. Each party hereby irrevocably and unconditionally consents to exclusive venue in any state or federal court located in New York, New York for any litigation arising out of or relating to this Note, and each party hereby waives any objection to the laying of venue of any such litigation in such courts and agrees not to plead or claim that litigation brought in any such courts has been brought in an inconvenient forum.  In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant.

17.           Waiver.  No delay in the exercise of any right or remedy of any party hereto shall operate as a waiver thereof, and no single or partial exercise of any such right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Date: August 1, 2015	/s/ Yan Tinghe
Name: Yan Tinghe
Title: Chairman and Chief Executive Officer

EXHIBIT A
NOTICE OF EXERCISE

To:[____________] (the "Company")

1. The undersigned hereby

_____elects to purchase ______ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price for such shares in full.

_____elects to exercise its net issuance rights pursuant to Section 2(b) of the attached Warrant with respect to _____ shares of Common Stock.

2. Please issue a certificate or certificates representing said ________ shares of Common Stock in the name of the undersigned or in such other name or names as are specified below:
______________________________
(Name)
______________________________
(Address)
______________________________

3.           The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

4. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as specified below.

______________________________
(Name)
______________________________
(Address)
______________________________

Date: __________________ _____________________________
(Name)
_____________________________
(Signature)
_____________________________
(Address)
_____________________________